UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Trust

(EFT)

Annual Report

May 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2014

Eaton Vance

Floating-Rate Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	43

Federal Tax Information	44

Annual Meeting of Shareholders	45

Dividend Reinvestment Plan	46

Board of Trustees’ Contract Approval	48

Management and Organization	51

Important Notices	54

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market performed solidly during the fiscal year ended May 31, 2014, with the S&P/LSTA Leveraged Loan Index2, a broad barometer of the loan market, advancing 4.36% during the 12-month period. Returns were comprised mainly of interest income. Loan prices fluctuated during the year, generally within a 1% range, and ended modestly lower overall for the year. Technical conditions – i.e., the balance of supply and demand – were a key driver of loan prices. During the first eight months of the fiscal year, inflows into the asset class remained robust, with retail and institutional demand outstripping the net supply of new loans issued. Technical factors weakened somewhat during the final four months of the period.

As investors continued to search for yield and maintained a strong appetite for risk, loans remained in demand due to their near-par valuations, near-zero duration9 and floating income stream. That strong demand resulted in modest spread compression in the market, slightly lowering coupon income on new issue loans.

With the U.S. economy continuing its gradual recovery during the period, improving corporate fundamentals were also a key driver of loan performance. However, loan market default rates, a measure of corporate health and credit risk in the market, spiked as a result of the April 2014 default of one issuer: Energy Future Holdings, also known as TXU, a Texas-based electric utility that represented nearly 3.5% of the Index. TXU’s Chapter 11 bankruptcy filing caused the loan default rate to rise to 4.6% on a trailing 12-month basis as of period-end on May 31, 2014. Excluding TXU, the Index’s trailing one-year default rate was 1.1%, well below the market’s 10-year average of 3.4%, according to Standard & Poor’s Leveraged Commentary & Data. The Fund did not hold a position in TXU at the time of default. With many of the weakest issuers having been winnowed out of the market in the recent recession, surviving firms tended to be operating in a leaner manner, cutting expenses and generating higher operating margins. This helped produce generally strong cash flows for those issuers, another positive factor for loan market fundamentals.

Fund Performance

For the fiscal year ended May 31, 2014, Eaton Vance Floating-Rate Income Trust (the Fund) shares at net asset value (NAV) had a total return of 4.87%, outperforming the 4.36% return of the S&P/LSTA Leveraged Loan Index (the Index). In general, investment leverage6, high-yield bond exposure and credit selection contributed to performance versus the Index during the fiscal year, while quality positioning was a relative detractor.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans. In keeping with the Fund’s secondary objective of preservation of capital, management tends to underweight lower-quality loans, a strategy that may help the Fund experience limited credit losses over time but may detract from relative results versus the Index in times when senior loans perform well, as they did during the fiscal year ended May 31, 2014.

For the 12-month period, BBB-rated8 loans in the Index returned 2.60%, BB-rated loans in the Index returned 3.10%, B-rated loans in the Index returned 4.62%, CCC-rated loans in the Index returned 7.75% and D-rated loans in the Index returned 24.47%. Across these ratings tiers, the Fund had overweight exposure to BB-rated loans and underweight exposure to B-rated, CCC-rated and D-rated loans. As a result, the Fund’s higher-quality positioning generally served as a relative detractor from Fund performance versus the Index during the period.

Several other factors drove overall favorable Fund performance relative to the Index. The Fund’s employment of investment leverage was a contributor to the Fund’s relative performance, as leverage enhanced the performance of the Fund’s underlying portfolio. Additionally, the Fund’s exposure to high-yield bonds, which outperformed the loan market during the period, also helped the Fund’s relative results versus the Index. These factors aided relative returns because the Index does not include high-yield bonds and is unlevered. Finally, credit selection was broadly beneficial across the Fund’s many sectors.

On a sector-level basis, the Fund’s underweight to radio and television, utilities and telecommunications detracted from the Fund’s relative results versus the Index, as those sectors outperformed the overall Index during the period. Similarly, the Fund’s overweight to cable and satellite television, leisure goods/activities/movies and food service hurt the Fund’s relative performance versus the Index, as those sectors trailed the overall loan market. In contrast, the Fund’s underweight to building and development and retailers (except food and drug) aided the Fund’s relative results versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA and Ralph Hinckley, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/29/2004	4.87%	14.44%	5.80%
Fund at Market Price	—	–3.19	15.36	5.18
S&P/LSTA Leveraged Loan Index	—	4.36%	9.53%	5.23%

% Premium/Discount to NAV[4]
				–5.60%

Distributions[5]
Total Distributions per share for the period				$0.966
Distribution Rate at NAV				5.37%
Distribution Rate at Market Price				5.69%

% Total Leverage[6]
Borrowings				29.38%
Variable Rate Term Preferred Shares (VRTP Shares)				7.83

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Fund Profile

Top 10 Issuers (% of total investments)7

Alliance Boots Holdings Limited	1.3%
Asurion LLC	1.1
H.J. Heinz Company	1.0
Dell Inc.	1.0
Community Health Systems, Inc.	0.9
Valeant Pharmaceuticals International, Inc.	0.9
Laureate Education, Inc.	0.9
SunGard Data Systems, Inc.	0.8
Intelsat Jackson Holdings S.A.	0.8
Biomet Inc.	0.8
Total	9.5%

Top 10 Sectors (% of total investments)7

Health Care	10.2%
Business Equipment and Services	8.3
Electronics/Electrical	8.1
Retailers (Except Food and Drug)	5.1
Financial Intermediaries	4.4
Chemicals and Plastics	4.3
Food Products	4.0
Oil and Gas	3.9
Telecommunications	3.7
Automotive	3.7
Total	55.7%

Credit Quality (% of bond and loan holdings)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Index data is available as of month-end only.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Index data is available as of month-end only.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton

Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 141.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.7%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	721	$722,439
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	344	348,569
Term Loan, 5.00%, Maturing November 2, 2018	758	768,902
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	992	996,418
IAP Worldwide Services, Inc.
Term Loan, 0.00%, Maturing December 31, 2015(2)(3)	1,714	497,063
Term Loan - Second Lien, 0.00%, Maturing June 30, 2016(2)(3)	800	20,000
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	2,151	2,153,160
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	5,340	5,322,176

		$10,828,727

Automotive — 5.7%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	1,409	$1,419,417
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	2,951	2,956,563
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	2,498	2,510,814
Chrysler Group LLC
Term Loan, 3.50%, Maturing May 24, 2017	5,472	5,483,495
Term Loan, 3.25%, Maturing December 31, 2018	2,325	2,313,791
CS Intermediate Holdco 2 LLC
Term Loan, 4.00%, Maturing April 4, 2021	700	701,312
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	1,097	1,102,736
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	4,350	4,340,487
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	7,450	7,502,709
INA Beteiligungsgesellschaft GmbH
Term Loan, 3.75%, Maturing May 15, 2020	1,025	1,031,497
Metaldyne, LLC
Term Loan, 4.25%, Maturing December 18, 2018	1,852	1,857,807
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	891	891,028

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		3,193	$3,200,215
Visteon Corporation
Term Loan, Maturing May 27, 2021(4)		1,175	1,166,739

			$36,478,610

Beverage and Tobacco — 0.6%
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	2,775	$3,801,893

			$3,801,893

Brokers, Dealers and Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019		499	$500,296

			$500,296

Building and Development — 1.2%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		1,393	$1,391,363
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 15, 2020		644	645,508
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		672	673,304
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020		1,070	1,070,628
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		1,811	1,813,039
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020		990	990,638
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019		540	543,456
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		683	688,521

			$7,816,457

Business Equipment and Services — 13.0%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		4,946	$4,968,500
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 17, 2017		3,640	3,652,121
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 21, 2015		767	758,686

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		1,384	$1,388,114
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021		475	476,089
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020		1,901	1,878,435
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020		923	920,216
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		1,191	1,195,175
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		494	493,396
Ceridian Corp.
Term Loan, 4.40%, Maturing May 9, 2017		1,332	1,336,741
ClientLogic Corporation
Term Loan, 6.98%, Maturing January 30, 2017		1,790	1,815,401
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		521	524,647
Term Loan - Second Lien, 10.25%, Maturing March 1, 2018		1,000	1,017,500
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		1,017	1,009,644
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018		2,275	1,694,609
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		2,695	2,711,426
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		1,617	1,617,499
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		2,063	1,996,172
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 10, 2020		850	862,750
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		122	121,345
Term Loan, 4.00%, Maturing November 6, 2020		475	474,349
Term Loan, 5.02%, Maturing November 6, 2020	CAD	697	639,941
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		1,778	1,782,012
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		2,186	2,173,653
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		1,343	1,346,608
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020		680	680,537
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021		1,000	1,007,500

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019	582	$583,255
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021	3,106	3,107,874
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	2,689	2,702,508
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020	1,223	1,268,935
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	2,163	2,168,544
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019	1,128	1,097,406
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018	1,328	1,331,105
Quintiles Transnational Corp.
Term Loan, 3.75%, Maturing June 8, 2018	5,998	6,007,765
RCS Capital Corporation
Term Loan, 6.50%, Maturing March 31, 2019	1,150	1,176,954
Term Loan - Second Lien, 10.50%, Maturing January 16, 2021	500	517,500
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017	752	754,266
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017	1,605	1,607,124
Term Loan, 4.40%, Maturing January 31, 2017	867	869,383
Term Loan, Maturing January 31, 2017(4)	2,026	2,013,369
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 28, 2017	893	896,110
Term Loan, 4.00%, Maturing March 8, 2020	7,758	7,785,830
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	1,144	1,158,275
TransUnion, LLC
Term Loan, 4.00%, Maturing March 17, 2021	4,675	4,671,349
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017	132	132,719
Term Loan, 6.00%, Maturing July 28, 2017	673	678,035
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019	347	346,500
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018	4,045	4,009,969

		$83,427,841

Cable and Satellite Television — 5.0%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019	936	$928,342

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018		440	$440,425
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		2,685	2,687,286
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		1,489	1,469,934
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		1,205	1,202,854
CSC Holdings, Inc.
Term Loan, 2.65%, Maturing April 17, 2020		1,296	1,284,859
ION Media Networks, Inc.
Term Loan, 5.00%, Maturing December 18, 2020		1,696	1,707,408
MCC Iowa LLC
Term Loan, 3.25%, Maturing January 29, 2021		1,092	1,083,549
Mediacom Illinois, LLC
Term Loan, 3.13%, Maturing October 23, 2017		890	891,975
Numericable U.S. LLC
Term Loan, 4.50%, Maturing May 21, 2020		1,148	1,151,812
Term Loan, 4.50%, Maturing May 21, 2020		1,327	1,331,365
Sterling Entertainment Enterprises, LLC
Term Loan, 3.15%, Maturing December 28, 2017		809	786,751
UPC Financing Partnership
Term Loan, 4.02%, Maturing March 31, 2021	EUR	4,346	5,974,868
Virgin Media Bristol LLC
Term Loan, 3.50%, Maturing June 5, 2020		5,525	5,487,878
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 5, 2023	GBP	1,650	2,767,951
Ziggo B.V.
Term Loan, 0.00%, Maturing January 15, 2022(5)	EUR	34	46,177
Term Loan, 0.00%, Maturing January 15, 2022(5)	EUR	494	668,026
Term Loan, 0.00%, Maturing January 15, 2022(5)	EUR	698	945,088
Term Loan, 3.50%, Maturing January 15, 2022	EUR	36	49,255
Term Loan, 3.50%, Maturing January 15, 2022	EUR	390	527,956
Term Loan, 3.50%, Maturing January 15, 2022	EUR	622	841,960

			$32,275,719

Chemicals and Plastics — 5.2%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		310	$311,749
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		161	161,751
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		2,556	2,562,075
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.00%, Maturing February 1, 2020		4,094	4,097,260

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		995	$998,530
Chemtura Corporation
Term Loan, 3.50%, Maturing August 27, 2016		136	136,489
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		784	790,142
Huntsman International, LLC
Term Loan, Maturing October 15, 2020(4)		2,200	2,204,125
Ineos US Finance LLC
Term Loan, 3.75%, Maturing May 4, 2018		4,670	4,649,498
Kronos Worldwide Inc.
Term Loan, 4.75%, Maturing February 18, 2020		325	327,742
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020		844	844,328
Minerals Technologies Inc.
Term Loan, 4.00%, Maturing May 9, 2021		2,200	2,211,000
Momentive Performance Materials Inc.
DIP Loan, 4.00%, Maturing April 15, 2015		275	275,945
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		103	103,180
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		965	967,412
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		771	772,571
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		1,000	1,012,500
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		266	266,378
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		1,308	1,313,754
Schoeller Arca Systems Holding B.V.
Term Loan, 4.79%, Maturing December 18, 2014	EUR	72	86,683
Term Loan, 4.79%, Maturing December 18, 2014	EUR	206	247,148
Term Loan, 4.79%, Maturing December 18, 2014	EUR	222	265,955
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		581	584,690
Taminco Global Chemical Corporation
Term Loan, 3.25%, Maturing February 15, 2019		417	414,572
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020		3,220	3,227,972
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		4,239	4,247,809
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020		145	145,898

			$33,227,156

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.9%
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		3,144	$3,160,008
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	1,097	1,501,325
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019		1,144	1,145,051

			$5,806,384

Containers and Glass Products — 1.8%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		2,376	$2,358,551
Term Loan, 3.75%, Maturing January 6, 2021		750	748,008
BWAY Holding Company, Inc.
Term Loan, 4.50%, Maturing August 7, 2017		2,913	2,926,234
Libbey Glass Inc.
Term Loan, 3.75%, Maturing April 9, 2021		450	448,125
Pelican Products, Inc.
Term Loan, 5.25%, Maturing March 20, 2020		413	416,875
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 1, 2018		3,679	3,687,215
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		666	667,948

			$11,252,956

Cosmetics / Toiletries — 0.6%
Prestige Brands, Inc.
Term Loan, 3.75%, Maturing January 31, 2019		240	$240,182
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		1,347	1,349,992
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		2,371	2,290,852

			$3,881,026

Drugs — 2.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		420	$419,499
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		618	608,538
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing February 28, 2021		450	447,610
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021		925	930,685
Term Loan - Second Lien, 8.75%, Maturing February 14, 2022		500	508,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019		2,103	$2,101,885
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019		2,061	2,060,251
Term Loan, 3.75%, Maturing December 11, 2019		3,204	3,203,145
Term Loan, 3.75%, Maturing August 5, 2020		4,092	4,092,370
VWR Funding, Inc.
Term Loan, 3.40%, Maturing April 3, 2017		1,784	1,788,555

			$16,160,788

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		2,173	$2,162,769
EnergySolutions, LLC
Term Loan, Maturing May 29, 2020(4)		950	953,563
Viking Consortium Borrower Limited
Term Loan - Second Lien, 6.64%, (3.14% Cash, 3.50% PIK), Maturing March 31, 2016(3)	GBP	561	300,765

			$3,417,097

Electronics / Electrical — 12.7%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019		1,828	$1,837,572
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020		721	722,728
Answers Corporation
Term Loan, 6.50%, Maturing December 20, 2018		889	893,194
Term Loan - Second Lien, 11.00%, Maturing June 19, 2020		800	808,000
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017		3,195	3,224,018
Term Loan - Second Lien, 11.00%, Maturing November 22, 2018		1,000	1,007,500
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021		6,875	6,905,078
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020		925	942,922
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021		800	788,000
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018		456	456,443
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		1,288	1,276,675

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021	550	$550,168
Dell Inc.
Term Loan, 3.75%, Maturing October 29, 2018	638	637,523
Term Loan, 4.50%, Maturing April 29, 2020	9,429	9,427,797
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018	3,808	3,815,784
Electrical Components International, Inc.
Term Loan, Maturing May 25, 2021(4)	400	403,500
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	550	544,672
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 30, 2020	935	941,070
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	900	907,312
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	2,195	2,200,524
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021	4,114	4,138,548
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	521	524,616
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	6,997	6,967,391
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing April 14, 2021	575	577,875
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,547	1,561,798
Micro Holding, L.P.
Term Loan, 6.25%, Maturing March 18, 2019	1,040	1,044,048
Microsemi Corporation
Term Loan, 3.25%, Maturing March 18, 2021	1,413	1,406,937
Open Text Corporation
Term Loan, 3.25%, Maturing January 16, 2021	1,072	1,072,760
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing March 20, 2021	775	775,646
Term Loan - Second Lien, 8.00%, Maturing April 1, 2022	250	250,521
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,438	1,444,093
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	750	761,719
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	747	744,257

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	5,626	$5,624,649
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019	650	653,047
Sensata Technologies Finance Company, LLC
Term Loan, 3.25%, Maturing May 12, 2019	1,349	1,356,947
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	775	779,521
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	526	534,241
SkillSoft Corporation
Term Loan, 4.50%, Maturing April 28, 2021	1,625	1,626,693
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	674	697,331
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	1,458	1,461,677
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 3.25%, Maturing June 7, 2019	100	100,177
SS&C Technologies Inc.
Term Loan, 3.25%, Maturing June 7, 2019	967	968,226
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	1,353	1,323,043
SunEdison Semiconductor B.V.
Term Loan, Maturing May 22, 2019(4)	950	950,000
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	607	607,269
Sybil Software LLC
Term Loan, 5.00%, Maturing March 18, 2020	1,050	1,050,218
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,064	1,067,350
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	1,750	1,751,094
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	1,400	1,413,244

		$81,525,416

Equipment Leasing — 0.9%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	2,725	$2,729,137
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	3,167	3,172,604

		$5,901,741

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 5.9%
Armor Holding II LLC
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	1,000	$1,007,500
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	2,292	2,297,128
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	593	588,427
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019	1,050	1,051,313
First Data Corporation
Term Loan, 4.15%, Maturing March 24, 2018	4,136	4,149,010
Term Loan, 4.15%, Maturing September 24, 2018	2,100	2,105,687
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,372	1,366,419
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	945	950,272
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	650	652,124
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	1,031	1,024,823
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	1,191	1,196,583
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	4,223	4,210,527
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	1,099	1,103,179
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	636	639,127
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	470	463,690
Nuveen Investments, Inc.
Term Loan, 4.15%, Maturing May 15, 2017	6,728	6,749,869
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	150	151,500
Term Loan, 6.25%, Maturing September 4, 2018	821	829,084
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	1,361	1,370,396
Oz Management LP
Term Loan, 1.65%, Maturing November 15, 2016	1,470	1,412,862
Sesac Holdco II, LLC
Term Loan, 5.00%, Maturing February 8, 2019	1,000	1,004,375
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	297	295,886
Walker & Dunlop, Inc.
Term Loan, 5.50%, Maturing December 11, 2020	723	735,843

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	2,572	$2,544,464

		$37,900,088

Food Products — 6.3%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	1,432	$1,431,875
American Seafoods Group LLC
Term Loan, 4.50%, Maturing March 18, 2018	661	651,326
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020	3,744	3,718,646
Blue Buffalo Company, Ltd.
Term Loan, 4.00%, Maturing August 8, 2019	1,453	1,457,517
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019	1,092	1,098,118
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020	1,141	1,149,365
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	798	798,598
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018	224	224,763
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018	1,446	1,448,357
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020	10,543	10,610,668
Hearthside Food Solutions, LLC
Term Loan, 6.50%, Maturing June 7, 2018	1,288	1,291,570
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021	950	950,000
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018	969	968,589
Term Loan, 3.75%, Maturing September 18, 2020	1,741	1,743,427
Michael Foods Group, Inc.
Term Loan, 5.25%, Maturing February 25, 2018	696	696,540
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017	6,809	6,821,186
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020	771	767,912
Term Loan, 3.25%, Maturing April 29, 2020	4,133	4,116,027
Post Holdings Inc.
Term Loan, Maturing April 17, 2021(4)	625	630,664

		$40,575,148

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service — 4.4%
Aramark Corporation
Term Loan, 3.73%, Maturing July 26, 2016		194	$193,700
Term Loan, 3.73%, Maturing July 26, 2016		348	347,566
ARG IH Corporation
Term Loan, 5.00%, Maturing November 15, 2020		299	301,304
Buffets, Inc.
Term Loan, 0.11%, Maturing April 22, 2015(3)		102	101,875
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019		2,857	2,871,568
CEC Entertainment Concepts, L.P.
Term Loan, 4.25%, Maturing February 14, 2021		825	819,500
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		520	520,997
Darling International Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	1,100	1,503,370
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		1,143	1,148,328
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021		3,358	3,327,813
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		2,700	2,708,722
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		735	735,459
OSI Restaurant Partners, LLC
Term Loan, 2.65%, Maturing October 25, 2019		669	670,769
P.F. Chang’s China Bistro Inc.
Term Loan, 4.25%, Maturing July 2, 2019		457	457,194
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		298	296,695
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019		4,516	4,526,505
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		7,549	6,010,692
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		1,493	1,499,021

			$28,041,078

Food / Drug Retailers — 4.3%
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019		2,459	$2,472,904
Alliance Boots Holdings Limited
Term Loan, 3.78%, Maturing July 10, 2017	EUR	1,000	1,366,451
Term Loan, 3.96%, Maturing July 10, 2017	GBP	7,000	11,745,617

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	5,769	$5,741,534
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019	493	495,578
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020	2,556	2,555,687
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	500	511,750
Supervalu Inc.
Term Loan, 4.50%, Maturing March 21, 2019	3,020	3,022,952

		$27,912,473

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 7.50%, Maturing December 21, 2018	596	$602,199

		$602,199

Health Care — 15.1%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	750	$754,063
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	515	515,465
Term Loan, 4.25%, Maturing June 30, 2017	635	636,765
Term Loan, 4.25%, Maturing June 30, 2017	2,584	2,590,855
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	2,362	2,364,023
Amneal Pharmaceuticals LLC
Term Loan, 5.75%, Maturing November 1, 2019	622	627,705
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	3,052	3,067,190
ATI Holdings, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	494	499,613
Biomet Inc.
Term Loan, 3.66%, Maturing July 25, 2017	8,335	8,358,956
BSN Medical Inc.
Term Loan, 4.00%, Maturing August 28, 2019	643	644,151
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020	37	36,748
CHG Buyer Corporation
Term Loan, 4.25%, Maturing November 19, 2019	938	937,989
Community Health Systems, Inc.
Term Loan, 3.48%, Maturing January 25, 2017	1,848	1,853,702
Term Loan, 4.25%, Maturing January 27, 2021	7,669	7,721,970

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		3,290	$3,304,303
Term Loan, 4.00%, Maturing November 1, 2019		3,456	3,472,913
DJO Finance LLC
Term Loan, 4.25%, Maturing September 15, 2017		1,562	1,568,947
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		2,008	2,011,327
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		112	112,401
Term Loan, 4.25%, Maturing August 31, 2020		370	370,798
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019		1,546	1,550,635
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.15%, Maturing February 27, 2021		5,300	5,284,678
HCA, Inc.
Term Loan, 2.90%, Maturing March 31, 2017		3,584	3,591,964
Hologic Inc.
Term Loan, 3.25%, Maturing August 1, 2019		1,674	1,674,615
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		1,843	1,847,794
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016		1,139	1,145,994
Term Loan, 7.75%, Maturing May 15, 2018		2,476	2,481,024
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021		975	967,339
Term Loan, 4.50%, Maturing March 11, 2021	EUR	325	443,716
Kindred Healthcare, Inc.
Term Loan, 4.00%, Maturing April 9, 2021		1,650	1,652,063
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018		5,120	5,130,533
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		1,006	970,345
Mallinckrodt International Finance S.A.
Term Loan, 3.50%, Maturing March 19, 2021		1,700	1,693,169
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019		423	423,044
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021		2,325	2,342,438
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		686	691,414
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		499	502,992
National Mentor Holdings, Inc.
Term Loan, 4.75%, Maturing January 31, 2021		600	603,625

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	3,058	$3,070,880
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	1,820	1,826,126
Ortho-Clinical Diagnostics, Inc.
Term Loan, Maturing May 7, 2021(4)	3,500	3,519,362
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	2,148	2,152,512
PharMedium Healthcare Corporation
Term Loan, 4.25%, Maturing January 28, 2021	300	300,062
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	1,418	1,411,229
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	2,027	2,028,325
Regionalcare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	475	473,516
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	541	541,883
Salix Pharmaceuticals, Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	765	770,255
Select Medical Corporation
Term Loan, 2.99%, Maturing December 20, 2016	250	250,150
Term Loan, 3.75%, Maturing June 1, 2018	1,275	1,274,203
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	713	715,404
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 12, 2020	372	368,000
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	1,575	1,579,574
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	1,822	1,809,791
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	324	324,674

		$96,863,212

Home Furnishings — 0.6%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021	275	$273,969
Serta/Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,794	1,798,663
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	1,682	1,676,161

		$3,748,793

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 3.9%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		1,789	$1,752,573
Doosan Infracore International, Inc.
Term Loan, Maturing May 6, 2021(4)		1,225	1,231,110
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021		1,000	1,017,500
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		2,040	2,040,770
Term Loan, 4.75%, Maturing July 30, 2020	EUR	448	615,364
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020		1,867	1,858,583
Grede LLC
Term Loan, 5.63%, Maturing May 2, 2018		872	874,167
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018		3,595	3,608,372
Milacron LLC
Term Loan, 4.00%, Maturing March 30, 2020		571	570,381
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		805	810,714
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020		5,099	5,096,188
Signode Industrial Group US Inc.
Term Loan, 4.00%, Maturing March 21, 2021		1,600	1,598,250
Spansion LLC
Term Loan, 3.75%, Maturing December 19, 2019		1,160	1,161,901
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 19, 2021		325	326,117
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		962	962,514
Terex Corporation
Term Loan, 3.50%, Maturing April 28, 2017		594	596,484
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		376	376,085
Virtuoso US LLC
Term Loan, 4.75%, Maturing February 11, 2021		475	478,563

			$24,975,636

Insurance — 4.5%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019		2,171	$2,175,787
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019		5,389	5,406,499
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021		948	950,586

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Asurion LLC
Term Loan, 5.00%, Maturing May 24, 2019	9,442	$9,478,976
Term Loan, 4.25%, Maturing July 8, 2020	1,067	1,063,455
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	1,150	1,181,625
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	546	534,730
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	1,013	1,012,595
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	1,000	1,000,313
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	3,109	3,112,873
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,645	2,650,362

		$28,567,801

Leisure Goods / Activities / Movies — 5.8%
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	1,106	$1,110,582
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	3,583	3,584,778
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020	1,012	1,014,876
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	2,573	2,562,924
Dave & Buster’s, Inc.
Term Loan, 4.25%, Maturing June 1, 2016	957	959,121
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	2,205	2,223,474
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	1,168	1,178,031
Equinox Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2020	2,087	2,089,108
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	467	470,311
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	1,075	1,071,641
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	2,921	2,923,734
Nord Anglia Education Limited
Term Loan, 4.50%, Maturing March 19, 2021	950	951,188
Revolution Studios Distribution Company, LLC
Term Loan, 3.90%, Maturing December 21, 2014	733	729,237
Term Loan - Second Lien, 7.15%, Maturing June 21, 2015	900	819,000

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Sabre, Inc.
Term Loan, 4.25%, Maturing February 19, 2019		1,308	$1,312,690
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020		3,131	3,093,292
Six Flags Theme Parks, Inc.
Term Loan, 3.50%, Maturing December 20, 2018		1,604	1,607,409
SONIFI Solutions, Inc.
Term Loan, 6.75%, Maturing March 31, 2018		1,317	536,489
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020		2,089	2,073,103
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020		1,372	1,302,127
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020		521	520,737
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020		1,000	1,025,000
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		597	587,579
Zuffa LLC
Term Loan, 3.75%, Maturing February 25, 2020		3,185	3,193,651

			$36,940,082

Lodging and Casinos — 4.7%
Affinity Gaming, LLC
Term Loan, 4.25%, Maturing November 9, 2017		457	$456,863
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		534	535,098
Caesars Entertainment Operating Company
Term Loan, 5.40%, Maturing January 26, 2018		1,449	1,354,716
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020		973	980,951
Four Seasons Holdings Inc.
Term Loan - Second Lien, 6.25%, Maturing December 28, 2020		2,950	2,997,937
Gala Group Ltd.
Term Loan, 5.49%, Maturing May 28, 2018	GBP	2,850	4,809,713
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		157	161,130
Term Loan, 5.50%, Maturing November 21, 2019		367	375,971
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		6,544	6,528,300
La Quinta Intermediate Holdings LLC
Term Loan, 4.00%, Maturing April 14, 2021		1,300	1,301,625
Las Vegas Sands LLC
Term Loan, 3.25%, Maturing December 19, 2020		2,145	2,144,792

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	2,716	$2,713,080
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	940	941,096
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019	547	548,447
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	4,040	4,021,191
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020	398	399,493

		$30,270,403

Nonferrous Metals / Minerals — 2.5%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	891	$864,827
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	3,962	3,905,428
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	2,264	2,290,506
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	1,525	1,544,698
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	1,127	1,084,737
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	2,981	2,987,395
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	505	506,787
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	875	895,234
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	500	493,750
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	1,834	1,781,164

		$16,354,526

Oil and Gas — 5.5%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	991	$995,475
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	2,375	2,422,500
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	1,890	1,904,183

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	157	$158,329
Term Loan, 9.00%, Maturing June 23, 2017	2,418	2,458,383
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	1,103	1,123,198
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	1,145	1,147,289
Floatel International, Ltd.
Term Loan, Maturing May 2, 2020(4)	1,200	1,203,750
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	8,228	8,264,921
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	1,410	1,427,447
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	467	467,885
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	1,950	1,953,830
Seadrill Partners Finco LLC
Term Loan, 4.00%, Maturing February 21, 2021	3,142	3,132,061
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	40	40,368
Term Loan, 4.25%, Maturing December 16, 2020	108	108,241
Term Loan, 4.25%, Maturing December 16, 2020	775	778,115
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing September 25, 2019	179	180,194
Term Loan, 4.25%, Maturing September 25, 2019	294	295,011
Term Loan, 4.25%, Maturing October 1, 2019	2,215	2,226,360
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	1,710	1,720,010
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	3,287	3,296,051

		$35,303,601

Publishing — 4.5%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	842	$847,811
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019	1,172	1,176,897
Ascend Learning, Inc.
Term Loan, 6.00%, Maturing July 31, 2019	1,421	1,432,987
Flint Group SA
Term Loan, 5.58%, Maturing December 31, 2016	1,474	1,473,586
Term Loan, 5.58%, Maturing December 31, 2016	1,672	1,671,807

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,333	$5,163,636
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	1,775	1,790,531
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	9,020	8,906,826
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019	784	796,364
Media General Inc.
Term Loan, 4.25%, Maturing July 31, 2020	1,160	1,167,570
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018	725	735,988
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	400	400,833
Nelson Education Ltd.
Term Loan, 2.73%, Maturing July 3, 2014	431	353,448
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 1, 2019	647	654,026
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020	1,141	1,141,732
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.00%, Maturing August 14, 2020	1,244	1,246,082

		$28,960,124

Radio and Television — 3.2%
Clear Channel Communications, Inc.
Term Loan, 3.80%, Maturing January 29, 2016	20	$19,551
Term Loan, 6.90%, Maturing January 30, 2019	1,132	1,121,504
Term Loan, 7.65%, Maturing July 30, 2019	364	364,844
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 23, 2020	4,886	4,903,193
Entercom Radio, LLC
Term Loan, 4.03%, Maturing November 23, 2018	453	454,892
Gray Television, Inc.
Term Loan, 4.50%, Maturing October 15, 2019	462	463,370
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019	761	763,881
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018	660	662,303
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	719	719,464
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	816	815,884

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nine Entertainment Group Pty Ltd.
Term Loan, 3.25%, Maturing February 5, 2020		817	$811,645
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		973	974,324
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		569	563,631
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		2,153	2,139,772
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 1, 2020		5,469	5,458,487

			$20,236,745

Retailers (Except Food and Drug) — 8.0%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		2,059	$2,069,694
B&M Retail Limited
Term Loan, 5.74%, Maturing February 18, 2020	GBP	1,925	3,228,160
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019		2,661	2,668,007
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020		5,174	5,121,798
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		717	694,191
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		737	740,588
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		1,241	1,249,922
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020		4,024	4,067,887
J.Crew Group, Inc.
Term Loan, 4.08%, Maturing March 5, 2021		3,200	3,186,800
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,905	1,902,113
Men’s Wearhouse, Inc. (The)
Term Loan, Maturing March 11, 2021(4)		1,600	1,604,592
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		2,822	2,827,084
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 26, 2020		4,751	4,747,525
Party City Holdings Inc.
Term Loan, 4.00%, Maturing July 27, 2019		2,496	2,490,777
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		518	521,023
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		2,332	2,341,557

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		1,000	$1,003,125
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		575	575,719
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		1,956	1,963,771
Term Loan, 4.25%, Maturing August 7, 2019		663	666,365
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		575	570,688
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		2,788	2,791,061
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		896	861,639
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016		1,463	1,448,745
Vivarte SA
Term Loan, 0.00%, Maturing March 9, 2015(2)	EUR	29	15,433
Term Loan, 0.00%, Maturing March 9, 2015(2)	EUR	62	33,744
Term Loan, 0.00%, Maturing March 9, 2015(2)	EUR	347	187,554
Term Loan, 0.00%, Maturing March 8, 2016(2)	EUR	18	9,940
Term Loan, 0.00%, Maturing March 8, 2016(2)	EUR	71	38,452
Term Loan, 0.00%, Maturing March 8, 2016(2)	EUR	440	238,039
Term Loan, 0.00%, Maturing March 30, 2018(2)	EUR	1,000	541,852
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		662	638,439

			$51,046,284

Steel — 2.3%
Essar Steel Algoma, Inc.
Term Loan, 9.25%, Maturing September 20, 2014		1,157	$1,163,524
FMG Resources (August 2006) Pty Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		6,875	6,875,240
Grede Holdings, LLC
Term Loan, Maturing May 7, 2021(4)		950	945,250
JFB Firth Rixson Inc.
Term Loan, 5.00%, Maturing June 30, 2017	GBP	741	1,245,314
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		752	756,005
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		472	472,225
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018		1,546	1,538,395
Waupaca Foundry, Inc.
Term Loan, 4.00%, Maturing June 29, 2017		1,556	1,565,080

			$14,561,033

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 12, 2018	2,024	$2,027,750
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	1,750	1,750,000
Swift Transportation Co. Inc.
Term Loan, 4.00%, Maturing December 21, 2017	1,225	1,228,057

		$5,005,807

Telecommunications — 4.6%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	775	$770,407
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	421	418,646
Crown Castle Operating Company
Term Loan, 3.00%, Maturing January 31, 2021	3,319	3,309,689
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	8,350	8,372,612
IPC Systems, Inc.
Term Loan, 6.00%, Maturing October 29, 2020	1,175	1,172,062
Mitel US Holdings, Inc.
Term Loan, 5.25%, Maturing January 31, 2020	324	327,722
SBA Senior Finance II LLC
Term Loan, 3.25%, Maturing March 24, 2021	2,000	1,989,822
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,333	1,335,176
Term Loan, 4.00%, Maturing April 23, 2019	2,016	2,017,526
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	7,664	7,666,959
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	2,027	2,022,957

		$29,403,578

Utilities — 2.1%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	111	$110,957
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020	1,141	1,121,877
Term Loan, 3.25%, Maturing January 31, 2022	422	416,859
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	1,045	1,050,011
Term Loan, 4.00%, Maturing April 1, 2018	3,080	3,092,984
Term Loan, 4.00%, Maturing October 9, 2019	936	939,405
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	1,069	1,071,710

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
EFS Cogen Holdings I LLC
Term Loan, 3.75%, Maturing December 17, 2020	648	$649,823
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	645	649,360
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	675	677,374
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	17	16,280
Term Loan, 4.25%, Maturing May 6, 2020	309	304,918
Raven Power Finance, LLC
Term Loan, 5.25%, Maturing December 19, 2020	1,457	1,479,911
Texas Competitive Electric Holdings Company, LLC
DIP Loan, 0.38%, Maturing May 5, 2016(5)	370	371,917
DIP Loan, 1.84%, Maturing May 5, 2016(5)	480	481,802
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	449	449,997
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	800	806,000

		$13,691,185

Total Senior Floating-Rate Interests (identified cost $909,163,892)		$907,261,903

Corporate Bonds & Notes — 11.7%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
Alliant Techsystems, Inc.
5.25%, 10/1/21(6)	45	$47,138
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(6)	75	77,250
GenCorp, Inc.
7.125%, 3/15/21	50	54,625
TransDigm, Inc.
7.50%, 7/15/21	10	11,075
6.00%, 7/15/22(6)(7)	85	85,744
6.50%, 7/15/24(6)(7)	65	66,056

		$341,888

Automotive — 0.1%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	20	$21,100

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Chrysler Group, LLC
8.25%, 6/15/21	200	$229,000
General Motors Financial Co., Inc.
4.75%, 8/15/17	75	80,250
3.25%, 5/15/18	10	10,175
4.25%, 5/15/23	35	34,781
Navistar International Corp.
8.25%, 11/1/21	105	109,331

		$484,637

Beverage and Tobacco — 0.0%(8)
Constellation Brands, Inc.
6.00%, 5/1/22	70	$79,100
4.25%, 5/1/23	100	100,000

		$179,100

Brokers, Dealers and Investment Houses — 0.0%(8)
Alliance Data Systems Corp.
6.375%, 4/1/20(6)	55	$58,438
E*TRADE Financial Corp.
6.375%, 11/15/19	45	49,106
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(6)	35	36,531

		$144,075

Building and Development — 0.1%
Brookfield Residential Properties, Inc.
6.50%, 12/15/20(6)	55	$58,300
Builders FirstSource, Inc.
7.625%, 6/1/21(6)	70	75,075
HD Supply, Inc.
8.125%, 4/15/19	40	44,300
7.50%, 7/15/20	70	76,300
Interline Brands, Inc.
10.00%, 11/15/18(9)	140	151,900
Nortek, Inc.
10.00%, 12/1/18	90	98,100
8.50%, 4/15/21	50	55,375
USG Corp.
5.875%, 11/1/21(6)	40	42,450

		$601,800

Security	Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 0.3%
ADT Corp. (The)
6.25%, 10/15/21	85	$89,675
Ceridian, LLC/Comdata, Inc.
8.125%, 11/15/17(6)(7)	45	45,563
FTI Consulting, Inc.
6.00%, 11/15/22	40	41,200
IMS Health, Inc.
6.00%, 11/1/20(6)	80	84,600
Iron Mountain, Inc.
6.00%, 8/15/23	95	101,412
Modular Space Corp.
10.25%, 1/31/19(6)	15	15,638
National CineMedia, LLC
6.00%, 4/15/22	835	876,750
ServiceMaster Co. (The)
8.00%, 2/15/20	110	118,937
7.00%, 8/15/20	40	42,400
TransUnion Holding Co., Inc.
8.125%, 6/15/18(9)	110	115,390
United Rentals North America, Inc.
8.375%, 9/15/20	20	22,200
7.625%, 4/15/22	25	28,469
6.125%, 6/15/23	35	37,800

		$1,620,034

Cable and Satellite Television — 0.4%
AMC Networks, Inc.
7.75%, 7/15/21	30	$33,675
4.75%, 12/15/22	35	35,088
CCO Holdings, LLC/CCO Holdings Capital Corp.
7.25%, 10/30/17	65	68,981
5.25%, 9/30/22	160	163,400
5.75%, 1/15/24	70	72,187
CSC Holdings, LLC
5.25%, 6/1/24(6)	35	35,088
DISH DBS Corp.
6.75%, 6/1/21	210	238,087
5.875%, 7/15/22	70	75,250
IAC/InterActiveCorp
4.875%, 11/30/18	60	63,150
Numericable Group SA
4.875%, 5/15/19(6)	400	408,500

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(6)		1,000	$1,030,000

			$2,223,406

Chemicals and Plastics — 1.6%
Chemtura Corp.
5.75%, 7/15/21		25	$25,906
Hexion US Finance Corp.
6.625%, 4/15/20		3,075	3,251,812
Ineos Finance PLC
7.25%, 2/15/19(6)(10)	EUR	1,000	1,436,419
8.375%, 2/15/19(6)		1,950	2,147,438
7.50%, 5/1/20(6)		900	986,625
Milacron, LLC/Mcron Finance Corp.
7.75%, 2/15/21(6)		20	22,100
Rockwood Specialties Group, Inc.
4.625%, 10/15/20		130	134,063
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19		2,150	2,297,813
Tronox Finance, LLC
6.375%, 8/15/20		160	166,800

			$10,468,976

Clothing / Textiles — 0.0%(8)
Levi Strauss & Co.
6.875%, 5/1/22		65	$72,313
Quiksilver, Inc./QS Wholesale, Inc.
7.875%, 8/1/18(6)		10	10,900
10.00%, 8/1/20		10	11,400

			$94,613

Conglomerates — 0.1%
Belden, Inc.
5.50%, 9/1/22(6)		20	$20,350
Harbinger Group, Inc.
7.875%, 7/15/19		65	71,337
Spectrum Brands, Inc.
6.375%, 11/15/20		50	54,438
6.625%, 11/15/22		75	82,500
TMS International Corp.
7.625%, 10/15/21(6)		60	64,500

			$293,125

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.7%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc.
5.625%, 12/15/16(6)	25	$25,469
6.00%, 6/15/17(6)	35	35,787
BOE Merger Corp.
9.50%, 11/1/17(6)(9)	85	89,675
Crown Americas, LLC/Crown Americas Capital Corp. IV
4.50%, 1/15/23	40	39,100
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	4,350	4,545,750
Sealed Air Corp.
8.375%, 9/15/21(6)	10	11,500

		$4,747,281

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(9)	225	$232,594
Party City Holdings, Inc.
8.875%, 8/1/20	130	144,950

		$377,544

Diversified Financial Services — 0.1%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
3.50%, 3/15/17	45	$45,619
4.875%, 3/15/19	65	66,706
6.00%, 8/1/20	60	64,800
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(11)	80	86,800
SLM Corp.
5.50%, 1/15/19	160	168,842
6.125%, 3/25/24	50	50,375

		$483,142

Drugs — 0.1%
ConvaTec Finance International SA
8.25%, 1/15/19(6)(9)	200	$205,000
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(6)	265	284,544
7.50%, 7/15/21(6)	50	55,687

		$545,231

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.0%(8)
ADS Waste Holdings, Inc.
8.25%, 10/1/20	55	$59,813
Clean Harbors, Inc.
5.25%, 8/1/20	50	51,500
5.125%, 6/1/21	25	25,531
Covanta Holding Corp.
5.875%, 3/1/24	45	46,350

		$183,194

Electronics / Electrical — 0.1%
Alcatel-Lucent USA, Inc.
4.625%, 7/1/17(6)	35	$36,138
8.875%, 1/1/20(6)	260	293,800
BMC Software Finance, Inc.
8.125%, 7/15/21(6)	85	89,887
CommScope Holding Co., Inc.
6.625%, 6/1/20(6)(9)	55	58,987
Freescale Semiconductor, Inc.
6.00%, 1/15/22(6)	55	58,850
Infor US, Inc.
9.375%, 4/1/19	65	73,044
NCR Corp.
5.875%, 12/15/21(6)	15	15,900
5.00%, 7/15/22	65	65,650
6.375%, 12/15/23(6)	25	27,063
Nuance Communications, Inc.
5.375%, 8/15/20(6)	120	122,700

		$842,019

Equipment Leasing — 0.3%
International Lease Finance Corp.
8.625%, 9/15/15	1,000	$1,092,600
6.75%, 9/1/16(6)	400	444,500
7.125%, 9/1/18(6)	400	464,500

		$2,001,600

Financial Intermediaries — 1.1%
Ally Financial, Inc.
0.00%, 6/15/15	80	$77,956
CIT Group, Inc.
5.50%, 2/15/19(6)	45	48,741
5.375%, 5/15/20	10	10,738
5.00%, 8/15/22	20	20,725

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
First Data Corp.
7.375%, 6/15/19(6)		1,000	$1,075,000
6.75%, 11/1/20(6)		1,640	1,765,050
11.25%, 1/15/21		65	74,912
10.625%, 6/15/21		65	74,831
11.75%, 8/15/21		55	61,325
Ford Motor Credit Co., LLC
12.00%, 5/15/15		2,250	2,491,787
Lender Processing Services, Inc.
5.75%, 4/15/23		80	86,500
UPCB Finance II, Ltd.
6.375%, 7/1/20(6)	EUR	1,000	1,455,885

			$7,243,450

Food Products — 0.0%(8)
Post Holdings, Inc.
6.75%, 12/1/21(6)		30	$31,875
7.375%, 2/15/22(6)		15	16,313
6.00%, 12/15/22(6)(7)		45	45,450

			$93,638

Food Service — 0.0%(8)
ARAMARK Corp.
5.75%, 3/15/20		35	$37,406
Darling International, Inc.
5.375%, 1/15/22(6)		40	41,750
Pinnacle Operating Corp.
9.00%, 11/15/20(6)		40	43,600

			$122,756

Food / Drug Retailers — 0.0%(8)
Pantry, Inc. (The)
8.375%, 8/1/20		75	$81,281

			$81,281

Health Care — 1.1%
Air Medical Group Holdings, Inc.
9.25%, 11/1/18		4	$4,310
Alere, Inc.
8.625%, 10/1/18		45	47,700
6.50%, 6/15/20		35	37,013
Amsurg Corp.
5.625%, 11/30/20		35	35,175

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Biomet, Inc.
6.50%, 8/1/20	175	$190,750
Capsugel SA
7.00%, 5/15/19(6)(9)	25	25,734
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	2,445	2,576,419
7.125%, 7/15/20	130	141,212
6.875%, 2/1/22(6)	145	153,337
DaVita, Inc.
5.75%, 8/15/22	225	241,875
HCA Holdings, Inc.
6.25%, 2/15/21	90	96,525
HCA, Inc.
6.50%, 2/15/20	20	22,775
4.75%, 5/1/23	1,200	1,203,000
Hologic, Inc.
6.25%, 8/1/20	265	282,887
INC Research, LLC
11.50%, 7/15/19(6)	95	108,300
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	50	56,855
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(6)	235	244,400
Opal Acquisition, Inc.
8.875%, 12/15/21(6)	70	73,762
Salix Pharmaceuticals, Ltd.
6.00%, 1/15/21(6)	60	64,500
Teleflex, Inc.
5.25%, 6/15/24(6)	20	20,325
Tenet Healthcare Corp.
5.00%, 3/1/19(6)	25	25,563
6.00%, 10/1/20	55	59,263
4.375%, 10/1/21	675	666,562
8.125%, 4/1/22	105	119,700
United Surgical Partners International, Inc.
9.00%, 4/1/20	65	72,313
VWR Funding, Inc.
7.25%, 9/15/17	95	101,294
WellCare Health Plans, Inc.
5.75%, 11/15/20	95	101,650

		$6,773,199

Security		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.1%
Sanitec Corp.
5.085%, 5/15/18(6)(10)	EUR	300	$414,466
Tempur Sealy International, Inc.
6.875%, 12/15/20		40	44,000

			$458,466

Industrial Equipment — 0.0%(8)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(6)		25	$26,812
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(12)		87	66,447
Manitowoc Co., Inc. (The)
5.875%, 10/15/22		40	43,000
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(6)(9)		10	10,625

			$146,884

Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(6)		60	$63,750
CNO Financial Group, Inc.
6.375%, 10/1/20(6)		1,175	1,280,750
Towergate Finance PLC
6.027%, 2/15/18(6)(10)	GBP	700	1,167,472
USI, Inc.
7.75%, 1/15/21(6)		115	119,025

			$2,630,997

Leisure Goods / Activities / Movies — 0.1%
Activision Blizzard, Inc.
6.125%, 9/15/23(6)		35	$38,675
Bombardier, Inc.
4.25%, 1/15/16(6)		50	52,187
4.75%, 4/15/19(6)		35	35,481
6.00%, 10/15/22(6)		5	5,094
6.125%, 1/15/23(6)		25	25,688
MISA Investments, Ltd.
8.625%, 8/15/18(6)(9)		70	71,400
NCL Corp., Ltd.
5.00%, 2/15/18		30	31,125
Regal Entertainment Group
5.75%, 3/15/22		35	36,312

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Royal Caribbean Cruises
7.25%, 6/15/16	25	$27,813
7.25%, 3/15/18	50	58,250
Seven Seas Cruises, S. de R.L.
9.125%, 5/15/19	75	82,594
Viking Cruises, Ltd.
8.50%, 10/15/22(6)	65	73,287
WMG Acquisition Corp.
6.00%, 1/15/21(6)	35	36,400
5.625%, 4/15/22(6)	70	70,350

		$644,656

Lodging and Casinos — 0.7%
Buffalo Thunder Development Authority
9.375%, 12/15/14(2)(6)	535	$219,350
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	2,375	1,900,000
9.00%, 2/15/20	610	489,525
9.00%, 2/15/20	1,300	1,043,250
GLP Capital, LP/GLP Financing II, Inc.
4.875%, 11/1/20(6)	105	108,937
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21(6)	110	116,531
Inn of the Mountain Gods Resort & Casino
9.25%, 11/30/20(6)	62	62,167
MGM Resorts International
6.625%, 12/15/21	120	133,650
7.75%, 3/15/22	30	35,288
Penn National Gaming, Inc.
5.875%, 11/1/21(6)	45	42,975
Station Casinos, LLC
7.50%, 3/1/21	85	92,650
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp.
6.375%, 6/1/21(6)	20	19,600
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(6)	345	201,825
Waterford Gaming, LLC
8.625%, 9/15/14(3)(6)	143	53,486

		$4,519,234

Mining, Steel, Iron and Nonprecious Metals — 0.1%
ArcelorMittal
6.75%, 2/25/22	25	$28,125

Security	Principal Amount* (000’s omitted)	Value

Mining, Steel, Iron and Nonprecious Metals (continued)
Eldorado Gold Corp.
6.125%, 12/15/20(6)	120	$120,600
IAMGOLD Corp.
6.75%, 10/1/20(6)	100	89,500
Imperial Metals Corp.
7.00%, 3/15/19(6)	15	15,356
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.
6.375%, 5/1/22(6)	40	40,500

		$294,081

Nonferrous Metals / Minerals — 0.1%
Alpha Natural Resources, Inc.
7.50%, 8/1/20(6)	15	$14,363
CONSOL Energy, Inc.
5.875%, 4/15/22(6)	95	98,800
Kissner Milling Co., Ltd.
7.25%, 6/1/19(6)	90	92,475
New Gold, Inc.
7.00%, 4/15/20(6)	45	47,756
6.25%, 11/15/22(6)	70	72,625
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20(6)	35	37,450

		$363,469

Oil and Gas — 0.6%
Antero Resources Finance Corp.
6.00%, 12/1/20	15	$16,106
5.375%, 11/1/21	85	88,825
Athlon Holdings LP/Athlon Finance Corp.
6.00%, 5/1/22(6)	35	35,875
Atlas Pipeline Partners, LP/Atlas Pipeline Finance Corp.
4.75%, 11/15/21	20	19,500
Berry Petroleum Co.
6.375%, 9/15/22	10	10,525
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	70	75,075
Bristow Group, Inc.
6.25%, 10/15/22	85	91,906
Chesapeake Energy Corp.
7.25%, 12/15/18	90	106,875
3.479%, 4/15/19(10)	65	66,016
6.125%, 2/15/21	120	135,450

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Concho Resources, Inc.
5.50%, 4/1/23	245	$263,375
CrownRock, LP/CrownRock Finance, Inc.
7.125%, 4/15/21(6)	70	73,850
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	145	153,156
Denbury Resources, Inc.
5.50%, 5/1/22	30	30,938
Endeavor Energy Resources LP/EER Finance, Inc.
7.00%, 8/15/21(6)	60	63,750
Energy Transfer Equity, LP
5.875%, 1/15/24(6)	40	41,600
EP Energy, LLC/EP Energy Finance, Inc.
9.375%, 5/1/20	145	167,294
EP Energy, LLC/Everest Acquisition Finance, Inc.
6.875%, 5/1/19	190	204,250
7.75%, 9/1/22	40	45,050
EPL Oil & Gas, Inc.
8.25%, 2/15/18	55	59,400
Halcon Resources Corp.
9.75%, 7/15/20	35	38,500
Kinder Morgan, Inc.
5.00%, 2/15/21(6)	95	96,145
Kodiak Oil & Gas Corp.
5.50%, 1/15/21	15	15,563
Laredo Petroleum, Inc.
7.375%, 5/1/22	75	83,437
MEG Energy Corp.
6.375%, 1/30/23(6)	105	111,825
Murphy Oil USA, Inc.
6.00%, 8/15/23(6)	140	146,300
Newfield Exploration Co.
5.625%, 7/1/24	130	139,100
Oasis Petroleum, Inc.
6.875%, 3/15/22(6)	85	92,862
6.875%, 1/15/23	140	152,950
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 2/15/22(6)	35	37,188
Plains Exploration & Production Co.
6.875%, 2/15/23	195	222,544
Rice Energy, Inc.
6.25%, 5/1/22(6)	90	90,900
Rosetta Resources, Inc.
5.625%, 5/1/21	60	61,950
5.875%, 6/1/22	85	87,656

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	170	$178,925
5.625%, 4/15/23(6)	100	103,000
5.75%, 5/15/24(6)	125	128,594
Sabine Pass LNG, LP
6.50%, 11/1/20	105	112,612
Samson Investment Co.
10.75%, 2/15/20(6)	70	73,500
SandRidge Energy, Inc.
7.50%, 3/15/21	30	32,100
8.125%, 10/15/22	5	5,450
Seven Generations Energy, Ltd.
8.25%, 5/15/20(6)	120	132,000
SM Energy Co.
6.50%, 1/1/23	85	92,650
Tesoro Corp.
5.375%, 10/1/22	90	94,500
Ultra Petroleum Corp.
5.75%, 12/15/18(6)	15	15,863

		$4,094,930

Publishing — 0.1%
Laureate Education, Inc.
9.25%, 9/1/19(6)	645	$680,475
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
10.00%, 4/1/21(6)	120	137,700
RR Donnelley & Sons Co.
6.00%, 4/1/24	15	15,187

		$833,362

Radio and Television — 0.4%
Clear Channel Communications, Inc.
9.00%, 12/15/19	953	$1,019,710
11.25%, 3/1/21	60	68,100
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	53,437
Series B, 6.50%, 11/15/22	100	107,500
Crown Media Holdings, Inc.
10.50%, 7/15/19	115	130,669
Sirius XM Radio, Inc.
5.875%, 10/1/20(6)	25	26,563
6.00%, 7/15/24(6)	95	97,850

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	$73,150
Univision Communications, Inc.
6.75%, 9/15/22(6)	837	920,700

		$2,497,679

Retailers (Except Food and Drug) — 0.2%
Burlington Holdings, LLC/Burlington Holding Finance, Inc.
9.00%, 2/15/18(6)(9)	15	$15,413
Claire’s Stores, Inc.
9.00%, 3/15/19(6)	140	144,900
Hot Topic, Inc.
9.25%, 6/15/21(6)	150	163,500
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc.
7.50%, 8/1/18(6)(9)	215	221,450
Michaels Stores, Inc.
7.75%, 11/1/18	45	47,812
Neiman Marcus Group, Ltd., Inc.
8.00%, 10/15/21(6)	50	55,250
8.75%, 10/15/21(6)(9)	60	66,450
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(6)(9)	115	117,875
PETCO Holdings, Inc.
8.50%, 10/15/17(6)(9)	215	219,571
Radio Systems Corp.
8.375%, 11/1/19(6)	65	71,175
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	130	139,425

		$1,262,821

Software and Services — 0.0%(8)
Audatex North America, Inc.
6.00%, 6/15/21(6)	50	$53,500
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(6)(9)	80	82,000
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(6)	70	65,625

		$201,125

Steel — 0.0%(8)
AK Steel Corp.
8.75%, 12/1/18	35	$39,244

		$39,244

Security		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.0%(8)
Florida East Coast Holdings Corp.
6.75%, 5/1/19(6)		25	$26,094
Hertz Corp. (The)
6.25%, 10/15/22		55	59,056
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(6)		35	35,875

			$121,025

Telecommunications — 1.4%
Avaya, Inc.
9.00%, 4/1/19(6)		50	$51,750
10.50%, 3/1/21(6)		459	417,582
CenturyLink, Inc.
6.75%, 12/1/23		95	104,025
Frontier Communications Corp.
7.625%, 4/15/24		30	31,350
Hughes Satellite Systems Corp.
6.50%, 6/15/19		1,000	1,116,250
Intelsat Jackson Holdings SA
7.25%, 10/15/20		110	119,075
Intelsat Luxembourg SA
7.75%, 6/1/21		160	170,200
8.125%, 6/1/23		120	129,450
NII International Telecom SCA
7.875%, 8/15/19(6)		70	59,325
SBA Communications Corp.
5.625%, 10/1/19		60	63,675
SBA Telecommunications, Inc.
5.75%, 7/15/20		95	100,700
Sprint Communications, Inc.
7.00%, 8/15/20		680	753,100
6.00%, 11/15/22		80	83,000
Sprint Corp.
7.25%, 9/15/21(6)		60	66,675
7.875%, 9/15/23(6)		170	192,525
T-Mobile USA, Inc.
6.25%, 4/1/21		40	42,650
6.633%, 4/28/21		50	54,062
6.731%, 4/28/22		35	37,931
6.625%, 4/1/23		50	54,250
6.836%, 4/28/23		15	16,331
Virgin Media Secured Finance PLC
5.375%, 4/15/21(6)		1,025	1,059,594
6.00%, 4/15/21(6)	GBP	1,050	1,839,209
5.50%, 1/15/25(6)		625	630,469

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Wind Acquisition Finance SA
5.595%, 4/30/19(6)(10)	EUR	550	$762,853
6.50%, 4/30/20(6)		525	563,719
7.375%, 4/23/21(6)		200	207,500
Windstream Corp.
7.75%, 10/1/21		90	98,100
6.375%, 8/1/23		40	39,900

			$8,865,250

Utilities — 1.2%
AES Corp. (The)
5.50%, 3/15/24		30	$30,900
Calpine Corp.
7.50%, 2/15/21(6)		4,078	4,439,922
7.875%, 1/15/23(6)		3,057	3,446,768

			$7,917,590

Total Corporate Bonds & Notes (identified cost $71,128,794)			$74,836,802

Asset-Backed Securities — 2.8%

Security	Principal Amount (000’s omitted)	Value

Apidos CDO XVII, Series 2014-17A, Class B, 3.06%, 4/17/26(6)(10)	$600	$594,296
Apidos CDO XVII, Series 2014-17A, Class C, 3.51%, 4/17/26(6)(10)	1,000	941,355
Apidos CDO XVII, Series 2014-17A, Class D, 4.96%, 4/17/26(6)(10)	1,000	920,730
Babson Ltd., Series 2005-1A, Class C1, 2.177%, 4/15/19(6)(10)	753	747,161
Babson Ltd., Series 2013-IA, Class C, 2.928%, 4/20/25(6)(10)	500	494,673
Babson Ltd., Series 2013-IA, Class D, 3.728%, 4/20/25(6)(10)	400	387,215
Babson Ltd., Series 2013-IA, Class E, 4.628%, 4/20/25(6)(10)	250	227,652
Centurion CDO VIII Ltd., Series 2005-8A, Class D, 5.735%, 3/8/17(6)(10)	985	986,589
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 4.976%, 7/17/19(6)(10)	750	728,148
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.878%, 4/21/25(6)(10)	2,925	2,861,232
Comstock Funding Ltd., Series 2006-1A, Class D, 4.478%, 5/30/20(6)(10)	692	690,019

Security	Principal Amount (000’s omitted)	Value

Dryden Senior XXII Loan Fund, Series 2013-28A, Class A3L, 2.924%, 8/15/25(6)(10)	$1,500	$1,491,464
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B1L, 3.424%, 8/15/25(6)(10)	640	602,953
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B2L, 4.124%, 8/15/25(6)(10)	430	375,571
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.928%, 4/20/25(6)(10)	450	441,883
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.728%, 4/20/25(6)(10)	500	483,982
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 2.976%, 7/17/25(6)(10)	1,025	1,005,897
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.576%, 7/17/25(6)(10)	1,025	980,555
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.726%, 7/17/25(6)(10)	1,225	1,111,837
Race Point CLO, Ltd., Series 2012-7A, Class D, 4.487%, 11/8/24(6)(10)	1,750	1,751,904

Total Asset-Backed Securities (identified cost $17,897,948)		$17,825,116

Common Stocks — 0.7%

Security	Shares	Value

Automotive — 0.2%
Dayco Products, LLC(12)(13)	20,780	$950,685

		$950,685

Building and Development — 0.0%(8)
Panolam Holdings Co.(3)(13)(14)	280	$272,882

		$272,882

Food Service — 0.1%
Buffets Restaurants Holdings, Inc.(3)(12)(13)	50,495	$302,970

		$302,970

Lodging and Casinos — 0.1%
Tropicana Entertainment, Inc.(12)(13)	37,016	$657,034

		$657,034

Nonferrous Metals / Minerals — 0.0%(8)
Euramax International, Inc.(3)(12)(13)	701	$213,866

		$213,866

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Publishing — 0.3%
ION Media Networks, Inc.(3)(12)	4,429	$1,345,973
MediaNews Group, Inc.(12)(13)	29,104	862,208

		$2,208,181

Total Common Stocks (identified cost $1,940,920)		$4,605,618

Miscellaneous — 0.0%(8)

Security	Shares	Value

Oil and Gas — 0.0%(8)
SemGroup Corp., Escrow Certificate(13)	605,000	$12,100

Total Miscellaneous (identified cost $0)		$12,100

Short-Term Investments — 2.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.13%(15)	$17,177	$17,176,537

Total Short-Term Investments (identified cost $17,176,537)		$17,176,537

Total Investments — 159.4% (identified cost $1,017,308,091)		$1,021,718,076

Less Unfunded Loan Commitments — (0.4)%		$(2,287,601)

Net Investments — 159.0% (identified cost $1,015,020,490)		$1,019,430,475

Notes Payable — (46.8)%		$(300,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (12.5)%		$(80,000,000)

Other Assets, Less Liabilities — 0.3%		$1,648,606

Net Assets Applicable to Common Shares — 100.0%		$641,079,081

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP	–	Debtor In Possession
PIK	–	Payment In Kind
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(4)	This Senior Loan will settle after May 31, 2014, at which time the interest rate will be determined.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At May 31, 2014, the aggregate value of these securities is $55,368,258 or 8.6% of the Trust’s net assets applicable to common shares.

(7)	When-issued security.

(8)	Amount is less than 0.05%.

(9)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(10)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2014.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)	Restricted security (see Note 8).

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2014.

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Statement of Assets and Liabilities

Assets	May 31, 2014
Unaffiliated investments, at value (identified cost, $997,843,953)	$1,002,253,938
Affiliated investment, at value (identified cost, $17,176,537)	17,176,537
Cash	3,404,705
Restricted cash*	60,000
Foreign currency, at value (identified cost, $7,579,498)	7,579,067
Interest receivable	5,834,887
Interest receivable from affiliated investment	1,537
Receivable for investments sold	4,401,483
Receivable for open forward foreign currency exchange contracts	216,034
Deferred offering costs	254,570
Prepaid upfront fees on variable rate term preferred shares	206,391
Prepaid expenses	40,014
Total assets	$1,041,429,163

Liabilities
Notes payable	$300,000,000
Variable rate term preferred shares, at liquidation value	80,000,000
Payable for investments purchased	18,693,302
Payable for when-issued securities	242,813
Payable for open forward foreign currency exchange contracts	142,241
Payable to affiliates:
Investment adviser fee	650,521
Trustees’ fees	7,206
Interest expense and fees payable	407,953
Accrued expenses	206,046
Total liabilities	$400,350,082
Net assets applicable to common shares	$641,079,081

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 39,863,690 shares issued and outstanding	$398,637
Additional paid-in capital	744,438,464
Accumulated net realized loss	(108,190,773)
Accumulated distributions in excess of net investment income	(22,278)
Net unrealized appreciation	4,455,031
Net assets applicable to common shares	$641,079,081

Net Asset Value Per Common Share
($641,079,081 ÷ 39,863,690 common shares issued and outstanding)	$16.08

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Statement of Operations

Investment Income	Year Ended May 31, 2014
Interest and other income	$48,835,988
Dividends	271,296
Interest allocated from affiliated investment	23,192
Expenses allocated from affiliated investment	(3,252)
Total investment income	$49,127,224

Expenses
Investment adviser fee	$7,679,802
Trustees’ fees and expenses	42,259
Custodian fee	383,140
Transfer and dividend disbursing agent fees	18,145
Legal and accounting services	188,476
Amortization of deferred offering costs	164,425
Printing and postage	99,645
Interest expense and fees	4,981,899
Miscellaneous	167,180
Total expenses	$13,724,971
Deduct —
Reduction of custodian fee	$12
Total expense reductions	$12

Net expenses	$13,724,959

Net investment income	$35,402,265

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$7,094,048
Investment transactions allocated from affiliated investment	314
Foreign currency and forward foreign currency exchange contract transactions	(4,094,632)
Net realized gain	$2,999,730
Change in unrealized appreciation (depreciation) —
Investments	$(8,781,358)
Foreign currency and forward foreign currency exchange contracts	(34,205)
Net change in unrealized appreciation (depreciation)	$(8,815,563)

Net realized and unrealized loss	$(5,815,833)

Net increase in net assets from operations	$29,586,432

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$35,402,265	$40,138,873
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	2,999,730	6,324,666
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(8,815,563)	20,177,368
Distributions to APS shareholders —
From net investment income	—	(915,192)
Discount on redemption and repurchase of APS	—	1,379,000
Net increase in net assets from operations	$29,586,432	$67,104,715
Distributions to common shareholders —
From net investment income	$(38,486,213)	$(39,488,564)
Total distributions to common shareholders	$(38,486,213)	$(39,488,564)
Capital share transactions —
Proceeds from shelf offering, net of offering costs (see Note 6)	$2,694,229	$35,966,994
Reinvestment of distributions to common shareholders	442,247	1,248,451
Net increase in net assets from capital share transactions	$3,136,476	$37,215,445

Net increase (decrease) in net assets	$(5,763,305)	$64,831,596

Net Assets Applicable to Common Shares
At beginning of year	$646,842,386	$582,010,790
At end of year	$641,079,081	$646,842,386

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of year	$(22,278)	$1,226,262

APS	–	Auction Preferred Shares

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2014
Net increase in net assets from operations	$29,586,432
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(404,004,107)
Investments sold and principal repayments	384,659,204
Decrease in short-term investments, net	1,152,218
Net amortization/accretion of premium (discount)	(806,802)
Amortization of offering costs and prepaid upfront fees on variable rate term preferred shares	297,760
Increase in restricted cash	(57,752)
Increase in interest receivable	(323,756)
Increase in interest receivable from affiliated investment	(349)
Decrease in receivable for open forward foreign currency exchange contracts	18,713
Decrease in receivable from affiliate	1,200
Decrease in tax reclaims receivable	745
Decrease in prepaid expenses and other assets	5,546
Decrease in payable for open forward foreign currency exchange contracts	(36,534)
Increase in payable to affiliate for investment adviser fee	17,243
Increase in payable to affiliate for Trustees’ fees	1,527
Increase in interest expense and fees payable	292,658
Decrease in accrued expenses	(260,760)
Increase in unfunded loan commitments	2,248,712
Net change in unrealized (appreciation) depreciation from investments	8,781,358
Net realized gain from investments	(7,094,048)
Return of capital distributions from investments	1,266,074
Net cash provided by operating activities	$15,745,282

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(38,043,966)
Proceeds from shelf offering, net of offering costs	3,079,863
Proceeds from notes payable	10,000,000
Net cash used in financing activities	$(24,964,103)

Net decrease in cash*	$(9,218,821)

Cash at beginning of year(1)	$20,202,593

Cash at end of year(1)	$10,983,772

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$442,247
Cash paid for interest and fees on borrowings and variable rate term preferred shares	4,555,906

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of ($22,664).

(1)	Balance includes foreign currency, at value.

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year (Common shares)	$16.300	$15.510	$15.900	$14.880	$11.390

Income (Loss) From Operations
Net investment income(1)	$0.889	$1.058	$1.034	$0.991	$1.008
Net realized and unrealized gain (loss)	(0.145)	0.707	(0.368)	1.082	3.468
Distributions to APS shareholders —
From net investment income(1)	—	(0.024)	(0.032)	(0.033)	(0.044)
Discount on redemption and repurchase of APS(1)	—	0.036	—	—	—

Total income from operations	$0.744	$1.777	$0.634	$2.040	$4.432

Less Distributions to Common Shareholders
From net investment income	$(0.966)	$(1.041)	$(1.024)	$(1.020)	$(0.942)

Total distributions to common shareholders	$(0.966)	$(1.041)	$(1.024)	$(1.020)	$(0.942)

Premium from common shares sold through shelf offering (see Note 6)(1)	$0.002	$0.054	$—	$—	$—

Net asset value — End of year (Common shares)	$16.080	$16.300	$15.510	$15.900	$14.880

Market value — End of year (Common shares)	$15.180	$16.680	$15.790	$16.390	$14.350

Total Investment Return on Net Asset Value(2)	4.87%	12.15%	4.43%	14.13%	40.07%

Total Investment Return on Market Value(2)	(3.19)%	12.66%	3.13%	21.99%	48.94%

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Net assets applicable to common shares, end of year (000’s omitted)	$641,079	$646,842	$582,011	$595,890	$556,611
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.36%	1.38%	1.28%	1.22%	1.15%
Interest and fee expense(5)	0.77%	0.66%	0.58%	0.65%	0.59%
Total expenses	2.13%	2.04%	1.86%	1.87%	1.74%
Net investment income	5.50%	6.61%	6.73%	6.43%	7.20%
Portfolio Turnover	35%	47%	38%	50%	43%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares (variable rate term preferred shares and auction preferred shares, as applicable) and borrowings, are as follows:

Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.85%	0.89%	0.81%	0.78%	0.73%
Interest and fee expense(5)	0.49%	0.42%	0.37%	0.42%	0.38%
Total expenses	1.34%	1.31%	1.18%	1.20%	1.11%
Net investment income	3.46%	4.23%	4.28%	4.14%	4.61%
Senior Securities:
Total notes payable outstanding (in 000’s)	$300,000	$290,000	$260,000	$238,000	$238,000
Asset coverage per $1,000 of notes payable(6)	$3,404	$3,506	$3,546	$3,840	$3,675
Total preferred shares outstanding(7)	800	800	3,200	3,200	3,200
Asset coverage per preferred share(7)(8)	$268,705	$274,822	$67,796	$71,848	$68,760
Involuntary liquidation preference per preferred share(7)(9)	$100,000	$100,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)(9)	$100,000	$100,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to auction-rate preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to variable rate term preferred shares and the notes payable, primarily incurred to redeem the Trust’s APS (see Note 10).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	Preferred shares represent variable rate term preferred shares as of May 31, 2014 and 2013 and auction preferred shares as of May 31, 2012, 2011 and 2010.

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 269%, 275%, 271%, 287% and 275% at May 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(9)	Plus accumulated and unpaid dividends.

APS – Auction Preferred Shares

33	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

34

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At May 31, 2014, the Trust, for federal income tax purposes, had a capital loss carryforward of $107,490,738 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on May 31, 2017 ($49,801,596), May 31, 2018 ($40,967,167) and May 31, 2019 ($16,721,975). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after May 31, 2014.

During the year ended May 31, 2014, a capital loss carryforward of $5,271,489 was utilized to offset net realized gains by the Trust.

As of May 31, 2014, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At May 31, 2014, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

35

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2014. The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

The VRTP Shares are a form of preferred shares that represent stock of the Trust. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a mandatory redemption date of December 18, 2015, unless extended. Dividends on the VRTP Shares are determined each day based on a spread of 1.45% to the Conduit’s current cost of funding. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares.

The VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Trust in connection with its offering of VRTP Shares were capitalized as deferred offering costs and are being amortized over a period of three years to the mandatory redemption date of the VRTP Shares. In connection with the issuance of VRTP Shares, the Trust paid an initial upfront fee to the Conduit of $400,000 which is being amortized to interest expense and fees over a period of three years. The unamortized amount as of May 31, 2014 is presented as prepaid upfront fees on VRTP Shares on the Statement of Assets and Liabilities. The carrying amount of the VRTP Shares at May 31, 2014 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 13) at May 31, 2014.

The average liquidation preference of the VRTP Shares during the year ended May 31, 2014 was $80,000,000.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. In addition, at least anually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at May 31, 2014 was 1.64%. The amount of dividends accrued and the average annual dividend rate of the VRTP Shares during the year ended May 31, 2014 were $1,340,638 and 1.68%, respectively.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

36

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest payments for financial reporting purposes, for the years ended May 31, 2014 and May 31, 2013 was as follows:

	Year Ended May 31,
	2014	2013

Distributions declared from:
Ordinary income	$39,826,851	$41,017,183

During the year ended May 31, 2014, accumulated net realized loss was decreased by $2,011,775, accumulated distributions in excess of net investment income was decreased by $1,835,408 and paid-in capital was decreased by $3,847,183 due to differences between book and tax accounting, primarily for foreign currency gain (loss), mixed straddles, premium amortization, accretion of market discount, investments in partnerships and the treatment of VRTP Shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(107,490,738)
Net unrealized appreciation	$3,732,718

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, premium amortization, accretion of market discount and defaulted bond interest.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended May 31, 2014, the Trust’s investment adviser fee totaled $7,679,802. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $352,678,231 and $384,556,982, respectively, for the year ended May 31, 2014.

6  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Trust pursuant to its dividend reinvestment plan for the years ended May 31, 2014 and May 31, 2013 were 27,348 and 77,385, respectively.

On November 11, 2013 the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the year ended May 31, 2014.

Pursuant to a registration statement filed with and declared effective on January 17, 2013 by the SEC, the Trust is authorized to issue up to an additional 3,755,456 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share.

37

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

During the year ended May 31, 2014, the Trust sold 162,985 common shares and received proceeds (net of offering costs) of $2,694,229 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $63,917. During the year ended May 31, 2013, the Trust sold 2,083,051 common shares and received proceeds (net of offering costs) of $35,966,994 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $2,048,302.

Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended May 31, 2014 were $5,443.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,015,742,803

Gross unrealized appreciation	$13,762,709
Gross unrealized depreciation	(10,075,037)

Net unrealized appreciation	$3,687,672

8  Restricted Securities

At May 31, 2014, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	280	$153,860	$272,882

Total Restricted Securities			$153,860	$272,882

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

38

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at May 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

6/30/14	British Pound Sterling 7,022,863	United States Dollar 11,663,150	Citibank NA	$—	$(106,162)	$(106,162)
6/30/14	Euro 5,908,149	United States Dollar 8,119,067	HSBC Bank USA	65,799	—	65,799
7/31/14	British Pound Sterling 10,086,251	United States Dollar 16,940,010	HSBC Bank USA	40,989	—	40,989
7/31/14	Euro 4,996,736	United States Dollar 6,919,530	Goldman Sachs International	108,455	—	108,455
8/29/14	British Pound Sterling 1,937,732	United States Dollar 3,235,441	Goldman Sachs International	—	(10,403)	(10,403)
8/29/14	Canadian Dollar 693,888	United States Dollar 639,381	JPMorgan Chase Bank	791	—	791
8/29/14	Euro 6,992,993	United States Dollar 9,506,834	Goldman Sachs International	—	(25,676)	(25,676)

				$216,034	$(142,241)	$73,793

At May 31, 2014, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $142,241. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $60,000 at May 31, 2014.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

39

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$216,034	(1)	$(142,241	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Trust adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for assets and pledged by the Trust for liabilities as of May 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA	$106,788	$—	$—	$—	$106,788
Goldman Sachs International	108,455	(36,079)	—	—	72,376
JPMorgan Chase Bank	791	—	—	—	791

	$216,034	$(36,079)	$—	$—	$179,955

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank NA	$(106,162)	$—	$—	$—	$(106,162)
Goldman Sachs International	(36,079)	36,079	—	—	—

	$(142,241)	$36,079	$—	$—	$(106,162)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(4,350,214	)(1)	$17,821	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

40

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended May 31, 2014, which is indicative of the volume of this derivative type, was approximately $58,114,000.

10  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $310 million ($300 million prior to March 19, 2014). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 17, 2015, the Trust also pays a program fee of 0.80% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2014 totaled $2,891,333 and are included in interest expense and fees on the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2014, the Trust had borrowings outstanding under the Agreement of $300,000,000 at an interest rate of 0.19%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2014 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at May 31, 2014. For the year ended May 31, 2014, the average borrowings under the Agreement and the average interest rate (excluding fees) were $299,835,616 and 0.21%, respectively.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

41

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Notes to Financial Statements — continued

At May 31, 2014, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$904,054,599	$919,703	$904,974,302
Corporate Bonds & Notes	—	74,716,869	119,933	74,836,802
Asset-Backed Securities	—	17,825,116	—	17,825,116
Common Stocks	657,034	1,812,893	2,135,691	4,605,618
Miscellaneous	—	12,100	—	12,100
Short-Term Investments	—	17,176,537	—	17,176,537

Total Investments	$657,034	$1,015,598,114	$3,175,327	$1,019,430,475

Forward Foreign Currency Exchange Contracts	$—	$216,034	$—	$216,034

Total	$657,034	$1,015,814,148	$3,175,327	$1,019,646,509

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(142,241)	$—	$(142,241)

Total	$—	$(142,241)	$—	$(142,241)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2014 is not presented.

At May 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

42

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 15, 2014

43

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and qualified dividend income for individuals.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2014 ordinary income dividends, 0.20% qualifies for the corporate dividends received deduction.

Qualified Dividend Income.  For the fiscal year ended May 31, 2014, the Trust designates approximately $271,296, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

44

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 27, 2014(1). The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2017, and Valerie A. Mosley as a Class III Trustee for a two-year term expiring in 2016. Mr. Eston was designated the nominee to be elected by VRTP shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr. (Class I)	34,446,402	1,421,884
Allen R. Freedman (Class I)	34,345,699	1,522,587
Valerie A. Mosley (Class III)	34,406,412	1,461,874

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
Scott E. Eston (Class I)	800	0

(1)	The shareholder meeting for holders of the Fund’s VRTP Shares was adjourned until April 3, 2014. At such time, the requisite quorum for the conduct of business at the Annual Meeting was established.

45

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as a dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company, LLC or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to have the Agent sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent. Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

46

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2014, Trust records indicate that there are 11 registered shareholders and approximately 23,776 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

47

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

48

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

49

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2013 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and concluded that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

50

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston(A) 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Class II Trustee	Until 2015. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (since 2011) and of the Ashmore Funds (since 2010).

Valerie A. Mosley(4) 1960	Class III Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2015. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

51

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class II Trustee	Until 2015. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2016. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Class II Trustee	Until 2015. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class III Trustee	Until 2016. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	Since 1998	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2003	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.

52

Eaton Vance

Floating-Rate Income Trust

May 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman were appointed as Trustees of the Trust on May 29, 2014.
(4)	Ms. Mosley was appointed as a Trustee of the Trust effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	VRTP Trustee.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2224 5.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2013 and May 31, 2014 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Income Trust

Fiscal Years Ended	5/31/13	5/31/14
Audit Fees	$89,730	$99,425
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,800	$19,000
All Other Fees(3)	$1,200	$0

Total	$109,730	$118,425

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2013 and May 31, 2014; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/13	5/31/14
Registrant	$20,000	$19,000
Eaton Vance(1)	$291,651	$380,973

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Ralph H. Hinckley, Jr. and Scott H. Page and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Hinckley and Page are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Hinckley has been an EVM portfolio manager since 2008. Mr. Page has been an EVM portfolio manager since 1996 and is Director of EVM’s Bank Loan Investment Group. Messrs. Hinckley and Page are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$1,021.1		0	$0
Other Pooled Investment Vehicles	2	$7,670.7	(1)	0	$0
Other Accounts	0	$0		0	$0
Scott H. Page
Registered Investment Companies	18	$37,348.1		0	$0
Other Pooled Investment Vehicles	8	$10,213.5	(1)	1	$185.9
Other Accounts	2	$1,459.7		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Ralph H. Hinckley, Jr.	$10,001 - $50,000
Scott H. Page	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 8, 2014

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 8, 2014